Exhibit 10.5

CLIFFORD CHANCE LLP

EXECUTION COPY

AMENDMENT AGREEMENT NO.1

DATED MAY 16, 2014

BETWEEN

AVOLON AEROSPACE (FUNDING 3) LIMITED

AS BORROWER

DEUTSCHE BANK TRUST COMPANY AMERICAS

AS AGENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

AS SECURITY TRUSTEE

DEUTSCHE BANK AG, LONDON BRANCH AND

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

AS JOINT LEAD ARRANGERS

NATIONAL AUSTRALIA BANK LIMITED

AS CO-ARRANGER

THE FINANCIAL INSTITUTIONS NAMED HEREIN

AS LENDERS

AND

AVOLON AEROSPACE LEASING LIMITED

AS GUARANTOR

RELATING TO A FACILITY AGREEMENT DATED 14 MARCH 2014

- i -

THIS AGREEMENT is dated             2014 and made between:

(1)	AVOLON AEROSPACE (FUNDING 3) LIMITED (the “Borrower”);

(2)	AVOLON AEROSPACE LEASING LIMITED, but solely for the purposes of giving the confirmation set out in Clause 6.2 (the “Guarantor”);

(3)	DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York Banking Corporation as agent of the Lenders (the “Agent”);

(4)	DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York Banking Corporation as security trustee for the Secured Parties (the “Security Trustee”);

(5)	DEUTSCHE BANK AG, LONDON BRANCH and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as joint lead arrangers (the “Joint Lead Arrangers”);

(6)	NATIONAL AUSTRALIA BANK LIMITED as co-arranger (the “Co-Arranger”, and together with the Joint Lead Arrangers, the “Arrangers”); and

(7)	THE FINANCIAL INSTITUTIONS named on the signing pages as lenders (the “Lenders”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“2014 Arranging and Upfront Fee Letter Amendment” means amendment agreement no.1, dated on or about the date hereof between, amongst others, the Borrower and the Agent, relating to an arranging and upfront fee letter dated 14 March 2014.

“Amended Facility Agreement” means the Original Facility Agreement, as amended by this Agreement.

“Balancing Amount” means, in respect of any Lender, an amount equal to the aggregate of the Excess Drawn Amounts attributable to such Lender for the Drawn Loans.

“Commitment Transfers” means the transfers contemplated by the transfer certificates set out in Clause 1 (Transfer Certificates) of Schedule 1 (Conditions Precedent).

“Drawn Loans” means each Loan, the Utilisation Date attributable to which has occurred prior to the Effective Date.

“Effective Date” means the date hereof.

“Excess Drawn Amount” means, in respect of any Lender in relation to a particular Loan, an amount equal to (i) the participation of that Lender in that Loan as at the Utilisation Date attributable to such Loan, less (ii) the amount that the participation of that Lender in that Loan would have been as at the Utilisation Date attributable to such Loan, if the Total Commitments as at such Utilisation Date had been $512,000,000.

“Original Facility Agreement” means the facility agreement dated 14 March 2014 between the Borrower, the Agent, the Security Trustee, the Arrangers and the financial institutions named therein as lenders.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Original Facility Agreement (whether therein or by reference to another document) has the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement (whether therein or by reference to another document) shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

2.	AMENDMENT

With effect from the Effective Date, the Borrower, the Agent, the Security Trustee, the Arrangers and the Lenders agree that the Original Facility Agreement will be amended by deleting the table in Schedule 1 thereof and replacing it with the following:

Lenders	Total Commitment
Deutsche Bank AG, London Branch	$162,000,000
Credit Agricole Corporate and Investment Bank	$150,000,000
National Australia Bank Limited acting through its Offshore Business Unit	$150,000,000
HSBC Bank PLC	$50,000,000
Total Commitments	$512,000,000

3.	FOURTH DELIVERY

The Borrower, the Agent, the Security Trustee, the Arrangers and the Lenders acknowledge that in order to minimise any breakfunding costs that may be payable by any Lender pursuant to the Commitment Transfers, the relevant Lenders have agreed that such Commitment Transfers will only take effect immediately prior to the next Repayment Date falling hereafter. Notwithstanding this, the Borrower, the Agent, the Security Trustee, the Arrangers and the Lenders agree that if any further Utilisations take place before such Repayment Date, the amount of each Lenders’ participation in the Utilisation and the Loan attributable to such Utilisation will be calculated on the basis that the Commitment Transfers had already taken place prior to such Utilisation, and Clause 5.8 (Lenders’ Participation) of the Facility Agreement will be amended accordingly.

4.	CONDITIONS PRECEDENT

On or before the Effective Date, the Borrower will have provided to the Agent, each of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Agent.

5.	CONDITIONS SUBSEQUENT

The Borrower, the Agent, the Security Trustee, the Arrangers and the Lenders agree that:

(a)	on or before the next Utilisation Date after the date hereof, the Borrower will provide to the Agent, each of the documents and other evidence listed in Schedule 2 (Conditions Subsequent) (in a form and substance satisfactory to the Agent); and

(b)	the provision of (i) the documents and other evidence listed in Schedule 2 (Conditions Subsequent), and (ii) the documents and other evidence listed in Schedule 2 (Conditions Subsequent) of the 2014 Arranging and Upfront Fee Letter Amendment, in each case in a form and substance satisfactory to the Agent, will be conditions precedent to the next Utilisation after the date hereof, such that the Lenders will not be obliged to comply with Clause 5.8 (Lenders’ participation) of the Amended Facility Agreement if, on the proposed Utilisation Date, such documents and other evidence have not been received by the Agent.

6.	CONTINUITY AND FURTHER ASSURANCE

6.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Transaction Documents shall, save as amended by this Agreement, continue in full force and effect.

6.2	Confirmation of Guarantee Obligations

For the avoidance of doubt, the Guarantor confirms for the benefit of the Finance Parties that the Guarantee shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 2 (Amendment) and Clause 3 (Fourth Delivery) of this Agreement and the amendment and restatement in Clause 2 (Restatement) of the 2014 Arranging and Upfront Fee Letter Amendment, and (b) extend to any new obligations assumed by any Obligor under the Transaction Documents as a result of this Agreement or the 2014 Arranging and Upfront Fee Letter Amendment.

6.3	Further assurance

The Borrower shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

7.	COSTS AND EXPENSES

The Borrower acknowledges that, for the purposes of Clause 16.7 (Transaction Costs and Expenses) of the Amended Facility Agreement, it has requested that the parties amend the Original Facility Agreement in connection herewith and to enter into this Agreement and the documents referred to herein.

8.	TRANSFER FEES

The Agent acknowledges that notwithstanding the terms of Clause 1 (Assignment or transfer fee) of Schedule 7 (Changes to the Lenders) of the Original Facility Agreement, the Lenders will not be required to pay any fee to the Agent in connection with the transfers of the Commitments of the Lenders pursuant to the Transfer Certificates referred to in Schedule 1 (Conditions Precedent).

9.	MISCELLANEOUS

9.1	Confidentiality

Clause 21 (Confidentiality) of the Proceeds Deed will apply as between the parties hereto as if set out in full herein mutatis mutandis.

9.2	Waivers

This Deed shall not be amended or waived except by an instrument in writing signed by each of the parties hereto.

9.3	Governing Law; Enforcement

This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by and construed in accordance with English law and the provisions of clause 24 (Enforcement) of the Proceeds Deed shall apply as between the parties hereto as if set out in full herein mutatis mutandis.

9.4	Counterparts

This Deed may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Deed by e-mail attachment shall be an effective mode of delivery.

9.5	Designation

The Borrower and the Agent agree that for the purposes of the Transaction Documents, this Deed will be a “Transaction Document”.

9.6	Instructions

Pursuant to clause 1.2 (Instructions) of Schedule 8 (The Finance Parties) of the Amended Facility Agreement, the Lenders hereby instruct the Agent to execute (and pursuant to clause 14.2 (Instructions) of the Proceeds Deed, to instruct the Security Trustee to execute) this Deed.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.	Transfer Certificates

Transfer Certificates entered into between:

(a)	Crédit Agricole Corporate and Investment Bank, as existing lender, and Deutsche Bank AG, London Branch, as new lender, in respect of the transfer from Crédit Agricole Corporate and Investment Bank to Deutsche Bank AG, London Branch of the Excess Drawn Amount attributable to Crédit Agricole Corporate and Investment Bank for each Drawn Loan;

(b)	National Australia Bank Limited, as existing lender, and Deutsche Bank AG, London Branch, as new lender, in respect of the transfer from National Australia Bank Limited to Deutsche Bank AG, London Branch of the Excess Drawn Amount attributable to National Australia Bank Limited for each Drawn Loan;

(c)	HSBC Bank plc, as existing lender, and Deutsche Bank AG, London Branch, as new lender, in respect of the transfer from HSBC Bank plc to Deutsche Bank AG, London Branch of the Excess Drawn Amount attributable to HSBC Bank plc for each Drawn Loan;

(d)	DBS Bank Ltd, as existing lender, and Deutsche Bank AG, London Branch, as new lender, in respect of the transfer from DBS Bank Ltd to Deutsche Bank AG, London Branch of the Excess Drawn Amount attributable to DBS Bank Ltd for each Drawn Loan;

(e)	Deutsche Bank AG, London Branch, as existing lender, and Crédit Agricole Corporate and Investment Bank, as new lender, in respect of the transfer from Deutsche Bank AG, London Branch to Crédit Agricole Corporate and Investment Bank of a portion of its undrawn Commitment equal to the Balancing Amount attributable to Crédit Agricole Corporate and Investment Bank;

(f)	Deutsche Bank AG, London Branch, as existing lender, and National Australia Bank Limited, as new lender, in respect of the transfer from Deutsche Bank AG, London Branch to National Australia Bank Limited of a portion of its undrawn Commitment equal to the Balancing Amount attributable to National Australia Bank Limited;

(g)	Deutsche Bank AG, London Branch, as existing lender, and HSBC Bank plc, as new lender, in respect of the transfer from Deutsche Bank AG, London Branch to HSBC Bank plc of a portion of its undrawn Commitment equal to the Balancing Amount attributable to HSBC Bank plc; and

(h)	Deutsche Bank AG, London Branch, as existing lender, and DBS Bank Ltd, as new lender, in respect of the transfer from Deutsche Bank AG, London Branch to DBS Bank Ltd of a portion of its undrawn Commitment equal to the Balancing Amount attributable to DBS Bank Ltd.

2.	Authorisations

2.1	To the extent further corporate authorisations are required from the Borrower or the Guarantor beyond those provided pursuant to Part A of Schedule 3 of the Amended Facility Agreement in order to execute this Agreement, a certificate from the Borrower or the Guarantor (as applicable) to be dated the next Utilisation Date after the date hereof and signed by a director or the company secretary certifying that those documents attached to the previously issued certificate remain true copies and setting out any additional specimen signatures of those persons authorised to sign this Agreement and attaching, and certifying as true copies of the originals, copies of:

(a)	any additional resolutions of its board of directors approving the execution and performance of this Agreement and authorising the signatories to execute and deliver this Agreement; and

(b)	any additional power of attorney appointing those persons authorised to sign on its behalf this Agreement,

and confirming that any corporate documents previously provided have not been amended, modified or revoked in any way.

2.2	If the Borrower or the Guarantor provided a certificate pursuant to Part A of Schedule 3 of the Amended Facility Agreement, and no further corporate authorisations are required, a bring down certificate from the Borrower or the Guarantor (as applicable) confirming that all documents previously provided have not been amended, modified or revoked in any way.

3.	Process Agent

Evidence that the process agent of the Borrower and the Guarantor under this Agreement has accepted its appointment

SCHEDULE 2

CONDITIONS SUBSEQUENT

1.	Legal Opinions

A legal opinion of:

(a)	Clifford Chance LLP, English legal advisers to the Lenders covering, amongst other things, the enforceability of this Agreement; and

(b)	Maples and Calder, Cayman Islands legal advisers to the Borrower covering, amongst other things, the due execution of this Agreement by the Borrower and the Guarantor.

SIGNATURES

The Borrower

For and on behalf of

AVOLON AEROSPACE (FUNDING 3) LIMITED

By:	/s/ Deirdre Ni Chearbhaill
Deirdre Ni Chearbhaill
Authorised Signatory

The Guarantor

For and on behalf of

AVOLON AEROSPACE LEASING LIMITED

By:	/s/ Deirdre Ni Chearbhaill
Deirdre Ni Chearbhaill
Authorised Signatory

The Agent

For and on behalf of

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Youngmi Park	By:	/s/ Dominador S. De Guzman III
	Youngmi Park		Dominador S. De Guzman III
	Vice President		Assistant Vice President

The Security Trustee

For and on behalf of

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Youngmi Park	By:	/s/ Dominador S. De Guzman III
	Youngmi Park		Dominador S. De Guzman III
	Vice President		Assistant Vice President

The Joint Lead Arrangers

For and on behalf of

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Richard Moody	/s/ Zach Veitch
	Richard Moody	Zach Veitch
	Managing Director	Director

For and on behalf of

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Alfonso Pereda Revuelta	/s/ Sebastien Maetz
	Alfonso Pereda Revuelta	Sebastien Maetz

The Co-arranger

For and on behalf of

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Margaret Comninos
Margaret Comninos

The Lenders

For and on behalf of

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Richard Moody	/s/ Zach Veitch
	Richard Moody	Zach Veitch
	Managing Director	Director

For and on behalf of

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Alfonso Pereda Revuelta	/s/ Sebastien Maetz
	Alfonso Pereda Revuelta	Sebastien Maetz

For and on behalf of

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Margaret Comninos
Margaret Comninos

For and on behalf of

HSBC BANK PLC

By:	/s/ Alan Duffy
Alan Duffy
Managing Director and Country Head, Corporate Banking Ireland

For and on behalf of

DBS BANK LTD

By:	/s/ Rita So
Rita So
Attorney-in-fact